UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2015

INTEGRATED ENERGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-155059	61-1604254
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

14753 Greenwood Rd

Dolton, IL 60419

(Address of Principal Executive Offices)

110 Smithtown Blvd.

Nesconset, NY 11767

 (Previous Address of Principal Executive Offices)

(312) 884-7626

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Effective September 8, 2015, Integrated Energy Solutions, Inc. (the “Company”) has relocated its principal executive offices to 14753 Greenwood Rd, Dolton, IL 60419. The Company has also updated the telephone number for its principal executive offices to (312) 884-7626.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Energy Solutions, Inc.

Date: September 9, 2015	By:	/s/ Ernest B. Remo
	Name:	Ernest B. Remo
	Title:	Chief Executive Officer